UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2015

HERITAGE-CRYSTAL CLEAN, INC.
(Exact name of registrant as specified in its charter)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On June 29, 2015, Heritage-Crystal Clean, a Delaware corporation (the “Company”), entered into the Third Amendment (the “Amendment”), to the Amended and Restated Credit Agreement, dated as of February 5, 2013 (the “Credit Agreement”), by and among the Company, the Company’s subsidiaries identified therein and Bank of America, N.A., as administrative agent.
The Amendment includes modifications to the definitions of “Base Rate” and “Change of Control”. The Amendment also added provisions permitting lenders to rollover loans in connection with refinancings of outstanding loans under certain conditions.
The above description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.
10.1 Third Amendment to the Amended and Restated Credit Agreement among Heritage-Crystal Clean, LLC, Heritage-Crystal Clean, Inc., certain other subsidiaries of Heritage-Crystal Clean, Inc. and Bank of America, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE-CRYSTAL CLEAN, INC.

Date: July 6, 2015	By: /s/ Mark DeVita
Title: Chief Financial Officer